EXHIBIT 99.1


                                CERTIFICATION OF
                CHIEF EXECUTIVE OFFICER OF 3D SYSTEMS CORPORATION

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 27, 2002 of 3D Systems Corporation (the "Issuer").

I, Brian Service, the Chief Executive Officer of Issuer certify that, to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 12, 2002

                                                  /S/ BRIAN SERVICE
                                                -------------------------------
                                                Name: Brian Service